Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Suren Ajjarapu, Chief Executive Officer of Trxade Group, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)	The Quarterly Report on Form 10-Q of Trxade Group, Inc. for the quarter ended September 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Dated: October 26, 2020

/s/ SUREN AJJARAPU
Suren Ajjarapu
Chief Executive Officer (Principal Executive Officer)